Dreyfus

Growth and Income

Fund, Inc.

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                   Growth and Income Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth and Income Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos,CFA.

Despite a relatively weak third quarter of 1999 for the U.S. stock market, the past year has been rewarding for most equity investors overall. When the reporting period began, most sectors of the U.S. stock market had completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported
continued    strength    in    the    stock   market   through   the   spring.

In the summer of 1999, however, the Federal Reserve Board raised short-term interest rates twice in an effort to forestall inflationary pressures in a fast-growing economy. Because higher interest rates tend to increase the cost of capital and make fixed-income securities more competitive relative to equities, most sectors of the stock market declined. By the end of the 12-month reporting period, major stock indices had fallen from the record highs reached during the summer, although stock prices generally were still higher than they were one year earlier.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    Growth    and    Income   Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Growth and Income Fund perform relative to its benchmark?

The fund produced a total return of 19.79% during the 12-month period that ended October 31, 1999. This compares to a 25.66% total return for the fund's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500
Index"   ).

We attribute the fund' s good absolute performance to the surprisingly rapid recovery of global capital markets that occurred in late 1998 and continued through the fund' s first and second quarters. During those two quarters, the fund reported its strongest gains. However, the recovery was especially strong among a narrow group of very large growth stocks, of which the S&P 500 Index was more heavily weighted than the fund. As a result, the Index rose more rapidly than the fund did.

What is the fund's investment approach?

Dreyfus Growth and Income Fund invests primarily in mid-sized and large companies that we believe have above-average growth potential and are attractively valued relative to the S&P 500 Index. We generally look to avoid the risks associated with market timing.

We typically measure a stock' s relative value by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. By examining each company's fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in the stock's price, such as new competitive opportunities or internal operational improvements. The result of our approach during the recent 12-month period was a portfolio containing stocks from a
number    of    different    market    sectors    and    industries.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

As we mentioned earlier, the strong rise of the benchmark was driven by the performance of a narrow group of companies, most of which were in the technology sector. While the fund benefited from owning significant positions in some of these stocks -- such as semiconductor equipment maker Applied Materials, computer server maker Sun Microsystems and business software developer Oracle -- others failed to meet our investment criteria. Our performance relative to our benchmark suffered because we did not own these other stocks.

Nevertheless, the fund' s technology holdings generally performed strongly throughout the period. In addition to the computer-related technologies mentioned above, the communications technology sector also showed strong growth, driven by rapidly increasing demand for cellular services as well as line-based analog and digital communications. The fund benefited from investments in key communications equipment and services companies, such as Nortel Networks and Ericsson (LM) Telephone. The technology sector has been among the most volatile sectors in the stock market. Of course, not all of the fund's technology-related holdings performed well. Some, such as Compaq Computer, disappointed in the face of strong competitive pressures.

Most other sectors remained generally flat or suffered declines during the period. The most significant declines occurred in the consumer staples sector, where concerns about the impact of Internet-based shopping on the food retailing industry hurt stock prices. The fund's holdings in companies such as Albertson's and Safeway declined as a result. The interest-rate-sensitive consumer cyclical sector was also hard hit by rising interest rates, hurting the fund's holdings
in    such    companies    as    Ford    Motor    and    Black    & Decker.

The financial industry, which represented the fund's single largest group of holdings, was particularly volatile. During the first few months of the period, financial stocks reacted well to the continued strength of the U.S. economy and the apparent stabilization of many global economies. After showing sharp gains,
however,    many    banking    and    insurance

stocks declined in response to rising interest rates. We viewed these declines as buying opportunities, increasing some of our positions in the sector. As the period drew to a close, financial stocks once again rallied as evidence mounted that inflation remained in check.

What is the fund's current strategy?

We adjusted our strategy during the reporting period in an effort to give the fund added flexibility to hold stocks that we believe are moderately valued relative to the benchmark, as well as those that we believe are undervalued. In the past, our investment discipline often led us to avoid moderately valued stocks with excellent growth potential, or to sell a stock relatively early in its growth cycle, causing the fund to miss out on subsequent appreciation.

This adjustment in our strategy benefited the fund over the past year by allowing us to purchase shares of moderately priced technology stocks, such as Electronic Data Systems, which later rose sharply. Our modified strategy also allowed us to hold appreciating shares of companies, such as Lexmark and Intel, which subsequently rose further in value.

We continue to adhere to our disciplined investment approach by seeking attractively priced securities that we believe offer above-average growth potential.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth and Income Fund, Inc. and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/99


                                                  Inception                                                           From
                                                    Date                 1 Year                5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                               12/31/91                19.79%              14.42%                 13.74%


((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GROWTH AND INCOME FUND, INC. ON 12/31/91 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, WHICH CAN INVEST IN BOTH EQUITY AND DEBT SECURITIES, THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE COMPRISED SOLELY OF COMMON STOCKS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS



October 31, 1999

COMMON STOCKS--93.8%                                                                   Shares                          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--1.5%

Dow Chemical                                                                            67,000                         7,922,750

International Paper                                                                    161,000                         8,472,625

Weyerhaeuser                                                                           123,100                         7,347,531

                                                                                                                      23,742,906

CHEMICALS--.3%

duPont (E.I.) deNemours                                                                 80,000                         5,155,000

COMMERCIAL SERVICES--1.0%

McGraw-Hill Cos.                                                                       188,400                        11,233,350

Outdoor Systems                                                                        113,000  (a)                    4,788,375

                                                                                                                      16,021,725

CONSUMER DURABLES--1.3%

Ford Motor                                                                             149,900                         8,225,763

General Motors                                                                          47,000                         3,301,750

Leggett & Platt                                                                        401,500                         8,908,281

                                                                                                                      20,435,794

CONSUMER NON-DURABLES--3.1%

Anheuser-Busch Cos.                                                                     42,000                         3,016,125

Heinz (H.J.)                                                                           148,000                         7,067,000

Intimate Brands                                                                         77,000                         3,157,000

Kimberly-Clark                                                                         175,000                        11,046,875

PepsiCo                                                                                728,000                        25,252,500

                                                                                                                      49,539,500

CONSUMER SERVICES--7.0%

Adelphia Communications, Cl.A                                                          148,900                         8,133,662

American Tower, Cl. A                                                                  384,100                         7,321,906

CBS                                                                                    228,000  (a)                   11,129,250

Carnival                                                                               414,300                        18,436,350

Cendant                                                                              1,429,400                        23,585,100

Clear Channel Communications                                                            58,000                         4,661,750

Gannett                                                                                228,800                        17,646,200

McDonald's                                                                             182,000                         7,507,500

Time Warner                                                                            168,200                        11,721,438

                                                                                                                     110,143,156

ELECTRONIC TECHNOLOGY--15.5%

Apple Computer                                                                          60,000  (a)                    4,807,500

Applied Materials                                                                      140,000  (a)                   12,573,750

Cabletron Systems                                                                      251,900  (a)                    4,172,094

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Computer Sciences                                                                      247,600  (a)                   17,007,025

Ericsson (LM) Telephone, Cl. B, A.D.R.                                                 435,000                        18,596,250

General Dynamics                                                                       169,000                         9,368,937

Hewlett-Packard                                                                         84,600                         6,265,687

Intel                                                                                  470,100                        36,403,369

International Business Machines                                                        320,000                        31,480,000

LSI Logic                                                                              331,000  (a)                   17,605,062

Lexmark International Group, Cl. A                                                     178,700  (a)                   13,949,769

Motorola                                                                               145,000                        14,128,438

National Semiconductor                                                                 288,000                         8,622,000

Nortel Networks                                                                        248,000                        15,360,500

Sun Microsystems                                                                        48,000                         5,079,000

Teradyne                                                                               242,000                         9,317,000

Texas Instruments                                                                       53,000                         4,756,750

United Technologies                                                                    238,000                        14,399,000

                                                                                                                     243,892,131

ENERGY MINERALS--5.4%

Burlington Resources                                                                    73,000                         2,545,875

Conoco, Cl. A                                                                          320,000                         8,780,000

Exxon                                                                                  196,000                        14,516,250

Mobil                                                                                   76,000                         7,334,000

Royal Dutch Petroleum, A.D.R.                                                          479,000                        28,710,062

Texaco                                                                                 266,500                        16,356,438

USX-Marathon Group                                                                     242,000                         7,048,250

                                                                                                                      85,290,875

FINANCE--16.0%

American Express                                                                        62,000                         9,548,000

American General                                                                       115,300                         8,553,819

American International Group                                                           220,771                        22,725,615

Associates First Capital, Cl. A                                                        258,000                         9,417,000

Bank of America                                                                        368,400                        23,715,750

Chase Manhattan                                                                        252,000                        22,018,500

CIGNA                                                                                  113,700                         8,499,075

Citigroup                                                                              630,650                        34,133,931

Federal Home Loan Mortgage                                                             205,200                        11,093,625

Federal National Mortgage Association                                                  360,500                        25,505,375

Fleet Boston                                                                           470,036                        20,505,320

Household International                                                                132,800                         5,926,200


COMMON STOCKS (CONTINUED)                                                               Shares                          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Morgan (J.P.)                                                                           67,000                         8,768,625

Morgan Stanley, Dean Witter                                                            163,500                        18,036,094

Wells Fargo                                                                            398,000                        19,054,250

XL Capital, Cl. A                                                                      100,000                         5,368,750

                                                                                                                     252,869,929

HEALTH SERVICES--2.8%

Columbia/HCA Healthcare                                                              1,032,200                        24,901,825

Wellpoint Health Networks                                                              335,400  (a)                   19,453,200

                                                                                                                      44,355,025

HEALTH TECHNOLOGY--5.4%

Bristol-Myers Squibb                                                                   246,000                        18,895,875

Johnson & Johnson                                                                      191,000                        20,007,250

Lilly (Eli)                                                                            103,100                         7,101,013

Merck & Co.                                                                            283,000                        22,516,187

Pharmacia & Upjohn                                                                     213,700                        11,526,444

Warner-Lambert                                                                          60,000                         4,788,750

                                                                                                                      84,835,519

INDUSTRIAL SERVICES--2.1%

Baker Hughes.                                                                          454,800                        12,705,975

Schlumberger                                                                           334,000                        20,227,875

                                                                                                                      32,933,850

NON-ENERGY MINERALS--.3%

Alcoa                                                                                   67,000                         4,070,250

PROCESS INDUSTRIES-.8%

Champion International                                                                  81,000                         4,682,813

Rohm & Haas                                                                            223,200                         8,537,400

                                                                                                                      13,220,213

PRODUCER MANUFACTURING--9.0%

AlliedSignal                                                                           321,000                        18,276,937

Emerson Electric                                                                       139,000                         8,348,688

General Electric                                                                       479,000                        64,934,438

Honeywell                                                                              149,000                        15,710,187

Industrial Flexible Material                                                           725,000  (a,c)                         --

Ingersoll-Rand                                                                          78,600                         4,106,850

Masco                                                                                  504,500                        15,387,250

Tyco International                                                                     369,000                        14,736,938

                                                                                                                     141,501,288

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE--4.5%

Albertson's                                                                            185,277                         6,727,871

Dayton Hudson                                                                          382,000                        24,686,750

Federated Department Stores                                                            160,600  (a)                    6,855,612

Kroger                                                                                 204,000  (a)                    4,245,750

Lowes                                                                                  221,600                        12,188,000

May Department Stores                                                                  174,350                         6,047,766

TJX Cos.                                                                               389,200                        10,557,050

                                                                                                                      71,308,799

TECHNOLOGY SERVICES--5.6%

BMC Software                                                                           121,500  (a)                    7,798,781

Computer Associates International                                                      426,000                        24,069,000

Compuware                                                                              237,200  (a)                    6,597,125

Electronic Data Systems                                                                329,000                        19,246,500

Network Associates                                                                     281,000  (a)                    5,145,812

Oracle                                                                                 282,000  (a)                   13,412,625

Synopsys                                                                               197,500                        12,306,719

                                                                                                                      88,576,562

TRANSPORTATION--.4%

AMR                                                                                    101,000  (a)                    6,413,500

UTILITIES--11.8%

AT&T                                                                                   442,500                        20,686,875

Bell Atlantic                                                                          323,000                        20,974,812

Coastal                                                                                483,100                        20,350,588

El Paso Energy                                                                          92,000                         3,772,000

Enron                                                                                  189,000                         7,548,187

GTE                                                                                    390,000                        29,250,000

MCI WorldCom                                                                           322,200  (a)                   27,648,788

Niagara Mohawk Power                                                                   141,000  (a)                    2,238,375

SBC Communications                                                                     478,600                        24,378,687

Sprint                                                                                 334,600                        24,864,963

Texas Utilities                                                                        117,800                         4,564,750

                                                                                                                     186,278,025

TOTAL COMMON STOCKS

   (cost $1,192,615,540)                                                                                           1,480,584,047


                                                                                     Principal
SHORT-TERM INVESTMENTS--4.9%                                                        Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.50%, 11/4/1999                                                                 20,020,000                        20,012,393

   4.40%, 11/12/1999                                                                13,824,000                        13,805,338

   4.48%, 12/2/1999                                                                  6,782,000                         6,757,042

   4.48%, 12/9/1999                                                                 16,577,000                        16,499,585

   4.54%, 12/23/1999                                                                20,367,000  (b)                   20,236,855

TOTAL SHORT-TERM INVESTMENTS

   (cost $77,305,796)                                                                                                 77,311,213
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,269,921,336)                                                  98.7%                     1,557,895,260

CASH AND RECEIVABLES (NET)                                                                1.3%                        20,000,229

NET ASSETS                                                                              100.0%                     1,577,895,489

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

(C) SECURITY RESTRICTED TO PUBLIC RESALE:




                                          Acquisition  Purchase   Percentage of
Issuer                                           Date  Price         Net Assets             Valuation*
------------------------------------------------------------------------------------------------------------------------------------

Industrial Flexible Material                3/31/1993  $5.00                .00                   Zero

*   THE VALUATION OF THIS SECURITY HAS BEEN DETERMINED IN GOOD FAITH UNDER THE
    DIRECTION OF THE BOARD OF DIRECTORS.


                                                                       The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 1999



                                                                   Market Value                                        Unrealized
                                                                        Covered                                      Appreciation
Financial Futures Long                      Contracts          by Contracts ($)           Expiration              at 10/31/99 ($)
------------------------------------------------------------------------------------------------------------------------------------

Standard & Poor's 500                             274                94,269,700         December '99                     3,879,202

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,269,921,336  1,557,895,260

Cash                                                                  5,148,214

Receivable for investment securities sold                            27,474,049

Receivable for futures variation margin--Note 4(a)                    1,634,837

Dividends receivable                                                    983,460

Receivable for shares of Common Stock subscribed                          2,537

Prepaid expenses                                                         63,237

                                                                  1,593,201,594
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,127,112

Due to Distributor                                                      643,632

Payable for investment securities purchased                          10,608,983

Payable for shares of Common Stock redeemed                           2,659,849

Accrued expenses                                                        266,529

                                                                     15,306,105
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,577,895,489
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,120,354,14

Accumulated undistributed investment income--net                        413,582

Accumulated net realized gain (loss) on investments                 165,274,633

Accumulated net unrealized appreciation (depreciation)
   on investments (including $3,879,202 net unrealized
   appreciation on financial futures)--Note 4(b)                    291,853,126
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,577,895,489
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      78,922,104

NET ASSET VALUE, offering and redemption price per share ($)              19.99

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $188,079 foreign taxes withheld at source)   22,513,199

Interest                                                             3,831,504

TOTAL INCOME                                                        26,344,703

EXPENSES:

Management fee--Note 3(a)                                           12,395,355

Shareholder servicing costs--Note 3(b)                               4,239,182

Custodian fees--Note 3(b)                                              130,412

Prospectus and shareholders' reports                                    79,246

Directors' fees and expenses--Note 3(c)                                 76,303

Professional fees                                                       75,713

Interest expense--Note 2                                                53,299

Registration fees                                                       32,278

Miscellaneous                                                           57,608

TOTAL EXPENSES                                                      17,139,396

INVESTMENT INCOME--NET                                               9,205,307
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions (including foreign currency transactions)        130,798,314

Short sale transactions                                               (13,683)

Net realized gain (loss) on forward currency exchange contracts        435,321

Net realized gain (loss) on financial futures                       43,652,668

NET REALIZED GAIN (LOSS)                                           174,872,620

Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($8,377,236)
  net unrealized (depreciation) on financial futures]              122,580,859

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             297,453,479

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               306,658,786

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended October 31,
                                                    ----------------------------

                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,205,307           18,187,162

Net realized gain (loss) on investments       174,872,620           82,929,950

Net unrealized appreciation (depreciation)
   on investments                             122,580,859           44,244,823

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  306,658,786          145,361,935
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (10,712,803)         (17,696,807)

Net realized gain on investments            (102,070,849)        (295,927,118)

TOTAL DIVIDENDS                             (112,783,652)        (313,623,925)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 718,800,250          816,239,753

Dividends reinvested                          107,345,114          298,840,613

Cost of shares redeemed                   (1,103,206,818)       (1,198,145,049)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS               (277,061,454)         (83,064,683)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (83,186,320)        (251,326,673)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,661,081,809        1,912,408,482

END OF PERIOD                               1,577,895,489        1,661,081,809

Undistributed investment income--net              413,582            1,921,078
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    37,570,438           44,083,320

Shares issued for dividends reinvested          6,074,347           17,179,545

Shares redeemed                              (57,679,437)         (64,800,453)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (14,034,652)         (3,537,588)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                         Year Ended October 31,
                                                             -----------------------------------------------------------------------

                                                             1999           1998            1997            1996             1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        17.87          19.82           20.53           17.96            16.49

Investment Operations:

Investment income--net                                       .11(a)          .18             .34             .35              .44

Net realized and unrealized
   gain (loss) on investments                               3.26            1.14            1.97            3.05             1.67

Total from Investment Operations                            3.37            1.32            2.31            3.40             2.11

Distributions:

Dividends from investment income--net                       (.12)           (.18)           (.37)           (.32)            (.47)

Dividends from net realized gain on
   investments                                             (1.13)          (3.09)          (2.65)           (.51)            (.17)

Total Distributions                                        (1.25)         (3.27)          (3.02)            (.83)          (.64)

Net asset value, end of period                             19.99          17.87           19.82            20.53          17.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                           19.79           7.23           12.97            19.41          13.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to

   average net assets                                      1.03            1.10            1.01             1.02           1.05

Ratio of interest expenses and
   dividends on securities sold short
   to average net assets                                    .00(b)         --               .01              .01            .01

Ratio of net investment income
   to average net assets                                    .56             .97            1.67             1.78           2.55

Portfolio Turnover Rate                                   96.42          101.87          129.48           131.30         132.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ X 1,000)                                        1,577,895       1,661,082       1,912,408        2,068,453      1,763,371

A   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

B   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager" ) serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a
sales    charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates
and   assumptions.    Actual   results   could  differ  from  those  estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward   currency   exchange   contracts  are  valued  at  the  forward  rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized
and    unrealized    gain    or    loss    on    investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to
distribute    such    gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from
substantially    all    Federal    income    and     excise    taxes.


NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at
the    time    of    borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1999, was approximately $1,014,800 with a
related    weighted    average    annualized    interest    rate   of   5.25%

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 1999, the fund was charged $2,902,078 pursuant to the Shareholder
Services    Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities   to   perform   transfer   agency   services   for   the   The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund.  During  the  period ended October 31, 1999, the fund was charged $942,956
pursuant    to    the    transfer    agency    agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 1999, the fund was
charged    $130,412    pursuant    to    the    custody    agreement.

(c) Each Director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures and forward currency exchange contracts, during
the    period    ended    October    31,    1999:

                                      Purchases ($)               Sales ($)
--------------------------------------------------------------------------------

Long transactions                     1,496,441,625           1,705,740,398

Short sale transactions                   1,905,504               1,648,777

     TOTAL                            1,498,347,129           1,707,389,175

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. At October 31, 1999,
there    were    no    securities    sold    short    outstanding.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain
date    in    the    future.     With    respect    to

sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1999, there were no forward currency
exchange    contracts    outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1999 are set forth in the Statement of Financial Futures.

(b) At October 31, 1999, accumulated net unrealized appreciation on investments and financial futures was $291,853,126, consisting of $311,901,124 gross
unrealized   appreciation   and   $20,047,998  gross  unrealized  depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the
Statement    of    Investments)   .

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statements of investments and financial futures as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights
based    on    our    audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a
reasonable    basis    for    our    opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

New York, New York December 1, 1999



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.125 per share as a long-term capital gain distribution of the $1.175 per share paid on December 11, 1998.

The fund also designates 43.90% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.



                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Growth and Income Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  010AR9910